Exhibit 10.7

                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT ("AGREEMENT") is entered into as of May 4, 1998, (the "EFFECTIVE DATE") by and between SmartDisk Corporation, a Delaware corporation ("COMPANY") and Quresh Sachee ("EMPLOYEE").

         1. EMPLOYMENT RELATIONSHIP.

                  1.1 COMMENCEMENT AND TERM OF EMPLOYMENT. The Company employs Employee and Employee accepts employment by the Company as of the Effective Date on the terms and conditions set forth in this Agreement. The term of employment ("TERM OF EMPLOYMENT") shall commence as of the Effective Date and shall continue thereafter for a period of twenty-four (24) months unless sooner terminated pursuant to Section 5.

                  1.2 DUTIES. During the Term of Employment, Employee shall have the title and perform and faithfully discharge the duties and responsibilities of Vice President, Marketing of the Company. Employee shall use his best efforts to perform and discharge such duties and responsibilities in such manner as the Company's Board of Directors or President and Chief Executive Officer may reasonably prescribe to Employee from time to time. Employee shall also use his best efforts to observe all policies, procedures and other requirements not inconsistent with this Agreement that may be implemented or revised by the Company during the Term of Employment.

                  1.3 COMMITMENT OF EMPLOYEE. Employee shall devote substantially all of his productive business time, attention, knowledge and skill exclusively to the performance of his duties hereunder throughout the Term of Employment and shall at all times discharge his duties faithfully, industriously and to the best of his ability, experience and talents.

         2. COMPENSATION.

                  2.1 SALARY. For all of Employee's services during the Term of Employment, Employee shall be paid a salary of One Hundred Forty Thousand Dollars ($140,000.00) per year. Employee shall be eligible for merit increases in salary after the first anniversary of the Effective Date of this Agreement. Payment shall be made in periodic installments in accordance with Company's payroll policies instituted from time to time. Upon termination of this Agreement pursuant to Section 5, the Company shall have no obligation to pay salary or other benefits to Employee except as may be provided in Section 5.

                  2.2 BONUS. Employee shall be entitled to an annual bonus pursuant to Company's incentive plan set forth in EXHIBIT A (the "INCENTIVE PLAN") attached hereto, or as the same may be amended by Board of Directors, Chief Executive Officer or President. Upon attainment of one hundred percent (100%) of the objective set forth in the Incentive Plan, Employee shall be entitled to a bonus in the first year of Forty Thousand Dollars ($40,000.00). The parties agree that the columns "Percent Achievement" and "Quarterly Revenue" shall be adjusted to reflect specific dollar targets rather than percent of achievement of goals. The parties shall agree on a mutually acceptable targets. Said bonus shall be payable on the dates established by the Company for payment of quarterly and annual bonuses and shall be payable only if Employee continues to remain in the employ of the Company on such date; provided, however, that in the event the Company terminates Employee's employment hereunder without cause pursuant to Section 5.4, Incentive Plan bonus may be paid in accordance with
Section 5.5.

                  2.3 EMPLOYEE BENEFITS. During the Term of Employment, Employee shall be entitled to

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SmartDisk Corporation
Employment Agreement
Page 2

participate in the group medical, dental and disability policies and other benefits maintained from time to time by the Company for the benefit of senior officers of the Company. During the Term of Employment, Employee shall be entitled to receive all other benefits, and to participate in all other benefit plans, as are generally available to employees of the Company on the same terms as other senior management employees. Employee shall be entitled to reimbursement for all usual and customary business expenses in reasonable amount incurred by Employee in the performance of his duties for the Company in accordance with the Company's then current expense reimbursement policies and guidelines.

                  2.4 RELOCATION AND OTHER ASSISTANCE. Employee shall be reimbursed by Company or FISC up to a maximum amount of Forty Thousand Dollars ($40,000.00) for relocation costs all of which are set forth on EXHIBIT B.

                  2.5 NON QUALIFIED STOCK OPTION. Employee shall receive an incentive stock option in the form attached as EXHIBIT C (the "OPTION") pursuant to which Employee shall be entitled to purchase one hundred twenty thousand (120,000) shares of the Company's Common Stock at an exercise price of not more than $ 1.00 per share, and shall vest twenty-five percent (25%) one year after the Effective Date and then in twelve equal quarterly installments (or such other vesting schedule as is offered to other senior executives) all as more fully provided in the Option.

         3. VACATIONS. During the Term of Employment, Employee shall be entitled to fifteen (15) days of paid vacation per year. In no event shall Employee be entitled to accrue and carry forward more than five (5) days of paid vacation from any calendar year to another, and if Employee has reached this total, no further vacation days shall accrue until the total of accrued but unused vacation days falls below such maximum.

         4. PLACE OF BUSINESS. During the Term of Employment, Employee shall render services hereunder at the Company's principal executive offices in Naples, Florida, or any successor principal office. Employee shall also be available to travel for business purposes incident to the performance of his duties, as required from time to time. Transportation, lodging and meal expenses shall be incurred and reimbursed in accordance with the general policy of the Company as adopted by the Company from time to time.

         5. EARLY TERMINATION.

                  5.1 TERMINATION UPON PERMANENT DISABILITY OR DEATH. This Agreement shall automatically terminate upon the permanent disability or death of Employee, subject to the obligation of the Company to pay Employee or Employee's personal representative or designated beneficiary, as the case may be, (i) the balance of Employee's salary and other benefits for the remainder of the month in which disability or death occurs, (ii) a pro rata portion of any bonus to which Employee was otherwise entitled under Section 2.2 based upon the ratio the number of months employed (calculated through the end of the then current month) bears to the bonus period of twelve (12) months and (iii) any other disability benefits described in this Section 5.1 to which Employee may be entitled. The Company will continue to pay Employee his regular salary during any period during which Employee is incapable of continuing the further performance of Employee's normal employment activities with the Company because of a mental, emotional or physical injury, sickness or disorder. However, when such period exceeds an aggregate of sixty (60) business days (exclusive of any


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SmartDisk Corporation
Employment Agreement
Page 3

accrued vacation within the limits set forth above) out of any three hundred sixty-five (365) consecutive calendar days, Employee shall be deemed permanently disabled. Employee shall also be deemed permanently disabled if so certified by any two physicians, or upon the expiration of any elimination period under any disability insurance policy purchased by the Company for the benefit of Employee. Should Employee become permanently disabled, Employee or his personal representative shall be entitled to receive his termination compensation, as well as any disability benefits maintained for Employee by the Company, if any, pursuant to the terms and subject to the conditions of any such applicable disability benefit program or policy.

                  5.2 TERMINATION FOR CAUSE. During the Term of Employment, the Company may at any time, without giving notice to Employee, immediately terminate this Agreement if Employee (a) commits any act of embezzlement, theft, fraud or dishonesty; (b) engages in unfair competition with the Company or any subsidiary of the Company whether or not wholly-owned; (c) is convicted of any felony; (d) breaches any material provision of the Confidentiality Agreement entered into by Employee pursuant to Section 6 of this Agreement; (e) uses illegal drugs or other substances or (f) willfully breaches any other material provision of this Agreement. If Employee materially breaches or habitually neglects or fails in any material way to perform the usual and customary duties of his job, or any other duties required to be performed under the terms of this Agreement, or the policies of the Company, the Company may, at its option, terminate this Agreement by giving written notice of termination to Employee. Any termination pursuant to either of the two preceding sentences shall be without prejudice to any other remedy to which the Company may be entitled either at law, in equity, or under this Agreement. Before the Company may terminate this Agreement by reason of Employee's habitual neglect of or failure to perform the usual and customary duties of his job or policies of the Company, the Company must first notify Employee in writing, setting forth in detail those duties and/or policies which Employee has habitually neglected or failed to perform, and provide Employee a reasonable period of time, not to exceed thirty
(30) days, in which to cure such neglect or failure. If Employee does not cure the specified areas of neglect of failure, the Company may terminate this Agreement immediately by giving Employee written notice. At the time of any termination for cause, Employee shall be entitled to receive any salary and employment benefits which shall have accrued prior to the date of termination, but shall not be entitled to any bonus or severance payments, salary or employment benefits relating to periods subsequent to the date of termination, subject to Employee's rights to continue medical and dental coverage under the Company's group policy, at Employee's expense, as may be provided by law.

                  5.3 TERMINATION BY EMPLOYEE. This Agreement may be terminated by Employee for any reason, or no reason, by giving thirty (30) days' written notice of termination to the Company. Upon termination by Employee, all rights accruing to Employee under the terms of this Agreement shall cease, and Employee shall not be entitled to any bonus or severance payments, salary or employment benefits, except to the extent earned and accrued prior to the termination date, and subject to Employee's rights to continue medical and dental coverage under the Company's group policy, at Employee's expense, as may be provided by law.

                  5.4 TERMINATION WITHOUT CAUSE. Employee's employment with the Company during the Term of Employment may be terminated by the Company at any time without cause, by the Company's giving fifteen (15) days prior written notice. A termination without cause, for purposes of this Agreement, means termination by the Company other than as provided for in Sections 5.1 and 5.2.


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SmartDisk Corporation
Employment Agreement
Page 4

                  5.5 SEVERANCE PAYMENTS. If Employee is terminated pursuant to
Section 5.4, Employee shall be entitled to severance pay in accordance with the Company's normal payroll practices at the rate of Employee's salary for such year set forth in Section 2.1 for a period of six (6) months if Employee is terminated pursuant to Section 5.4 during the first twelve months of employment, or for a period of three (3) months if Employee is terminated pursuant to
Section 5.4 during the second twelve (12) months of employment, following termination together with the Incentive Plan earned bonus for such year, if any, described in Section 2.2 pro rated to the date of termination. All pro rated bonuses shall be payable only at the discretion of the President or Chief Executive Officer of the Company and shall reflect Employee's performance to the date of termination. All severance pay shall be payable in equal consecutive monthly installments on the last day of each month following the effective date of Employee's termination for the number of months of severance pay to which Employee is entitled hereunder. Any pro rata bonus shall be payable on the effective date of termination of employment. Employee understands and agrees that such payments shall be his only entitlement as and for severance pay or severance compensation. Upon termination pursuant to Section 5.4, except for the severance payments stated above, all rights and obligations accruing to Employee under the terms of this Agreement or otherwise shall cease, and Employee shall not be entitled to any further salary or employment benefits, except to the extent earned and accrued prior to such date, and subject to Employee's rights to continue medical and dental coverage under the Company's group policy, at Employee's expense, as may be provided by law.

         6. NONDISCLOSURE OF CONFIDENTIAL INFORMATION. Concurrently with the execution and delivery of this Agreement, Employee agrees to enter into the Company's Confidentiality Agreement for senior executive officers of the Company in the form attached as EXHIBIT C (the "CONFIDENTIALITY AGREEMENT"). In the event of any inconsistency between the terms and provisions of this Agreement and those of the Confidentiality Agreement, the terms and provisions of this Agreement shall prevail.

         7. NON-COMPETITION.

                  7.1 AGREEMENT NOT TO COMPETE. Employee agrees that during the Term of Employment and for the period thereafter specified in the next sentence, Employee will not engage, directly or indirectly, either as principal, agent, consultant, proprietor, stockholder, director, officer or Employee, or participate in the ownership, management, operation or control of any other business engaged in the type of business conducted by the Company. Such agreement not to compete shall extend after the date of termination for one year if employee voluntarily terminates his employment and for a period of six (6) months if the Company involuntarily terminates Employee's employment. This
Section 7.1 shall not apply to Employee's ownership of less than one percent (1%) of the capital stock of any corporation having a class of capital stock which is traded on any national stock exchange or in the over-the-counter market.

                  7.2 SOLICITATION. During the Term of Employment, and for the period of two (2) years thereafter, Employee agrees that he will not, without the Company's prior written consent, solicit or encourage any of the employees of the Company or Fischer International Systems Corporation ("FISC") to leave the employ of the Company or FISC, or terminate or alter their contractual relationships in a way that is adverse to the Company's or FISC's interest or, during the period of Employee's employment, solicit business from any

SmartDisk Corporation
Employment Agreement
Page 5

customer of the Company on behalf of any competitor of the Company.

         8. MISCELLANEOUS.

                  8.1 GOVERNING LAWS. It is the intention of the parties hereto that the internal laws of the State of Florida (irrespective of its choice of law principles) shall govern the validity of this Agreement, the construction of its terms, and the interpretation and enforcement of the rights and duties of the parties hereto.

                  8.2 BINDING UPON SUCCESSORS AND ASSIGNS. Subject to, and unless otherwise provided in, this Agreement, each and all of the covenants, terms, provisions, and agreements contained herein shall be binding upon, and inure to the benefit of, the permitted successors, executors, heirs, representatives, administrators and assigns of the parties hereto. Employee may not assign this Agreement or any of Employee's rights hereunder except as provided herein or with the prior written consent of the Company.

                  8.3 SEVERABILITY. If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

                  8.4 ENTIRE AGREEMENT. This Agreement (together with the Option and Confidentiality Agreement) constitutes the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements or understanding, inducements or conditions, express or implied, written or oral, between the parties with respect hereto and thereto.

                  8.5 AMENDMENT AND WAIVERS. Any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the party to be bound thereby. The waiver by a party of any breach hereof or default in the performance hereof shall not be deemed to constitute a waiver of any other default or any succeeding breach or default.

                  8.6 NO WAIVER. The failure of any party to enforce any of the provisions hereof shall not be construed to be a waiver of the right of such party thereafter to enforce such provisions.

                  8.7 NOTICES. Whenever any party hereto desires or is required to give any notice, demand, or request with respect to this Agreement, each such communication shall be in writing and shall be effective only if it is delivered by personal service or mailed, United States certified mail, postage prepaid, addressed as follows:

                  Company:        3506 Mercantile Avenue
                                  Naples, Florida 34104-3310

SmartDisk Corporation
Employment Agreement
Page 6

                                  Attn:  Chief Executive Officer

                  Employee:       To the address set forth on the signature page
                                  hereof

                  Such communications shall be effective when they are received by the addressee thereof; but if sent by certified mail in the manner set forth above, they shall be effective no later than five (5) days after being deposited in the United States mail. Any party may change its address for such communications by giving notice thereof to the other party in conformity with this Section.

                  8.8 FURTHER ASSURANCES. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances, as may be reasonably requested by any other party to better evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

                  8.9 INSURABLE INTEREST. Employee hereby grants to the Company an insurable interest in Employee's life, and agrees and understands that the Company may at any time or from time to time during the Term of Employment choose to purchase and maintain key man life insurance on Employee.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

SmartDisk Corporation
Employment Agreement
Page 7



                  8.10 EMPLOYEE'S REPRESENTATIONS. Employee represents and warrants that he is free to enter into this Employment Agreement and to perform each of the terms and covenants of it. Employee represents and warrants that he is not restricted or prohibited, contractually or otherwise, from entering into and performing this Employment Agreement, and that his execution and performance of this Employment Agreement is not a violation or breach of any other agreement between Employee and any other person or entity.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first hereinabove written.

EMPLOYEE'S ADDRESS FOR NOTICE:              EMPLOYEE:

         3506 Mercantile Avenue             /s/ QURESH SACHEE
         Naples, FL 34103                   --------------------------
                                            Quresh Sachee

                                             COMPANY:

                                             SMARTDISK CORPORATION

                                             By:      /s/ MICHAEL S. BATTAGLIA
                                                      --------------------------
                                             Its:     PRESIDENT AND CEO

                                   EXHIBIT A

                                   MEMORANDUM

Date:             January 28, 1999

To:               Quresh Sachee

From:             Michael S. Battaglia

Subject: Management Incentive Plan

--------------------------------------------------------------------------------


         It is with enormous pleasure and a sense of positive anticipation that I am providing you with your 1999 Management Incentive Plan. I am convinced that, though ambitious, our objectives this year are realistic and attainable.

         Specifically, your 1999 WORLDWIDE financial objectives are (in $U.S.):

                     ANNUAL TOTAL REVENUE....................[*****]

                          First Quarter......................[*****]

                          Second Quarter.....................[*****]

                          Third Quarter......................[*****]

                          Fourth Quarter.....................[*****]

                     ANNUAL TOTAL PROFIT.....................[*****]

                          First Quarter......................[*****]

                          Second Quarter.....................[*****]

                          Third Quarter......................[*****]

                          Fourth Quarter.....................[*****]

Your individual Management Incentive Plan for 1999 is attached.

***** CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES
      AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

The following terms and conditions apply to your 1999 Management Incentive Plan:

1. Only the Chairman of the Board, or the President and Chief Executive Officer of SmartDisk Corporation may award a bonus/incentive. The bonus/incentive, when awarded, will be in accordance with the attached plan. The Chairman of the Board and/or the President and Chief Executive Officer of SmartDisk Corporation reserves the right to modify any element of the attached bonus/incentive plan at any time prior to the award of a bonus/incentive. Any bonus/incentive/plan may be rescinded, in whole or part, at any time. There is no contractual obligation on the part of SmartDisk Corporation to fund the bonus/incentive plan, and it is entirely gratuitous in nature.

2. Any disagreement with or interpretation of the incentive plans will be resolved by the Chairman or President. Such resolution will be final.

3. In the event an executive/manager ceases to be employed by SmartDisk Corporation during 1999, he or she may, at the sole discretion of the Chairman or President of SmartDisk Corporation:

                  a) receive a pro-rated quarterly bonus for the quarter in which the cessation of employment occurs; and

                  b)       receive a pro-rated annual bonus for the fiscal year.

4. Quarterly bonuses are planned to be paid within 45 days of the last day of the quarter.

5.       Annual bonuses are planned to be paid on or prior to February 15, 2000.

Best of luck in 1999 and let us all dedicate ourselves to "REACHING THE NEXT CREST"

                                 QURESH SACHEE
                                  VP MARKETING
                              1999 INCENTIVE PLAN




                                                          Revenue  Profit  TOTAL
Total Target Annual Bonus       100%   50,000         Q1   4,375   1,875   6,250
     Portion Based on Revenue   70%    35,000         Q2   4,375   1,875   6,250
     Portion Based on Profit    30%    15,000         Q3   4,375   1,875   6,250
                                                      Q4   4,375   1,875   6,250
                                                           ---------------------
     Quarterly Weighting        50%    25,000             17,500   7,500  25,000
     Year-End Weighting         50%    25,000   Year-End  17,500   7,500  25,000
                                                          ======================
                                                          35,000  15,000  50,000




  ANNUAL REVENUE                QUARTERLY REVENUE
  ----------------               ---------------------------------------
  TARGET    ANNUAL                                               QTLY
  REVENUE   BONUS                Q1      Q2       Q3      Q4    BONUS                             ACTUAL
  ----------------               ---------------------------------------                           Rev    Bonus
   000's                                         000's                                            -------------
  ---------                      -----------------------------
  [*****]   5,000                [*****] [*****] [*****] [*****]  1,500                    Q1
  [*****]  10,000                [*****] [*****] [*****] [*****]  2,500                    Q2
  [*****]  17,500                [*****] [*****] [*****] [*****]  4,375                    Q3
  [*****]  19,000                [*****] [*****] [*****] [*****]  6,000                    Q4
  [*****]  21,000                [*****] [*****] [*****] [*****]  7,000                               0      0
  [*****]  23,000                [*****] [*****] [*****] [*****]  8,000
  [*****]  25,000                [*****] [*****] [*****] [*****]  9,000                 Year-End
  [*****]  27,000                [*****] [*****] [*****] [*****] 10,000                   Total       0       0


  ANNUAL P & L                             QUARTERLY P & L
  ----------------               ---------------------------------------
  TARGET    ANNUAL                                               QTLY
  P & L     BONUS                Q1      Q2       Q3      Q4    BONUS                             ACTUAL
  ----------------               ---------------------------------------                           P&L    Bonus
   000's                                         000's                                            -------------
  ---------                      -----------------------------
No Bonus       --             No Bonus  No Bonus [*****] [*****]    500                   Q1
 [*****]    4,000             No Bonus  No Bonus [*****] [*****]  1,000                   Q2
 [*****]    7,500             [*****]   [*****]  [*****] [*****]  1,875                   Q3
 [*****]    9,000             [*****]   [*****]  [*****] [*****]  2,500                   Q4
 [*****]   10,000             [*****]   [*****]  [*****] [*****]  3,000                              0      0
 [*****]   11,000             [*****]   [*****]  [*****] [*****]  3,500
 [*****]   12,000             [*****]   [*****]  [*****] [*****]  4,000                Year-End
 [*****]   13,000             [*****]   [*****]  [*****] [*****]  4,500                  Total       0      0

***** CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES
      AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                                    EXHIBIT B

Relocation Assistance:                                        Up to $40,000

    - Relocation of household goods
    - Relocation of automobiles
    - Closing costs in Georgia
    - Closing costs in Florida
    - Realtor Fees in Georgia
    - Miscellaneous (House Repairs,
           Auto Tags, etc. not to exceed $3,000)

                                   EXHIBIT C

         THE SECURITY REPRESENTED BY THIS AGREEMENT HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                             SMARTDISK CORPORATION
                  EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT
                           (Exercisable Immediately)
                        (Exercise Price Payable by Note)
                         (Change of Control Provisions)
                               (Non-Transferable)

         THIS EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT ("Agreement"), by and between SmartDisk Corporation, a Delaware corporation (the "Company"), and Quresh Sachee (the "Employee"), is made as of the 4th day of May, 1998 (such date being sometimes referred to herein as the 'Date of Grantll).

                                    RECITALS

         A. The Company has adopted and implemented its 1998 Employee Stock Option Plan (the "Plan") permitting the grant of stock options to employees of the Company and its subsidiary corporations (as defined in the Plan), some of which are intended to be incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the Internal Revenue Codell), to purchase shares of the authorized but unissued Common stock or treasury shares of the Company ("Common Stock").

         B. The Board of Directors (or a duly authorized Committee thereof) of the Company (in either case, referred to herein as the "Board") has authorized the granting of a stock option to the Employee, thereby allowing the Employee to acquire an ownership interest (or increase his or her ownership interest) in the Company.

                                    AGREEMENT

         NOW, THEREFORE, in reliance on the foregoing Recitals and in consideration of the mutual covenants hereinafter set forth, the parties hereby agree as follows:

         1. Grant of Stock Option. The Company hereby grants to the Employee a non-transferable and non- assignable option to purchase an aggregate of up to one hundred twenty thousand (120,000) shares of the Company's Common Stock, par value $0.001, at the exercise price of tv~enty-five cents ($0.25) per share, upon the terms and conditions set forth herein (such purchase right being sometimes referred to herein as "the Option" or "this Option").

         2. Term and Tvpe of Option. Unless earlier terminated in accordance witlr Sections 6 or 7.2 hereof, this Option and all rights of the Employee to purchase Common Stock hereunder shall expire with respect to all of the shares then subject to this Agreement at 5:00 p.m. Eastern time on May 4, 2008 (the "Option Expiration Date") This Option is intended to qualify as an incentive stock option within the meaning of

SmartDisk Corporation
Employee Incentive Stock Option Agreement
Page 2

Section 422 of the Internal Revenue Code but the Company does not represent or warrant that this Option qualifies as such. Accordingly, the Employee understands that in order to obtain the benefits of incentive stock option treatment under Section 421 of the Internal Revenue Code, no sale or other disposition may be made of any shares acquired upon exercise of this Option for at least one (1) year after the date of the issuance of such shares upon exercise hereunder and for at least two (2) years after the Date of Grant of this Option. NOTE: If the aggregate exercise price of the Option (that is, the exercise price set forth in Section l multiplied by the number of shares subject to the Option set forth in Section 1) plus the aggregate exercise price of any other incentive stock options held by the Employee (whether granted pursuant to the Plan or any other stock option plan of the Company) in any calendar year is greater than One Hundred Thousand Dollars ($100,000), the Employee should contact the Chief Financial Officer of the Company to ascertain whether the entire Option qualifies as an incentive stock option.

3. Option Immediately Exercisable. Subject to the remaining provisions of this Agreement, the option granted hereby shall be exercisable in full or in part at any time after the date hereof and prior to the expiration date stated in
Section 2 (or any earlier termination of this option as provided in this Agreement). Except as permitted in Section 7, as a condition to exercise this option the Employee must be and remain in the employ of the Company, or of any Parent or Subsidiary corporation of the Company (as defined i Internal Revenue Code Sections 424(e) and (f)), during the entire period commencing with the Date of Grant of this Option and ending with the date of exercise of this Option. Except as otherwise expressly provided in this Agreement, the Employee's employment shall be deemed to have terminated upon an actual termination of employment and upon such Parent or Subsidiary corporation of the Company ceasing to have such relationship with the Company. Any references in this Agreement to the Employee's employment with the Company shall be deemed to also refer to the Employee's employment with any Parent or Subsidiary corporation of the Company, as applicable.

         Notwithstanding any other provisions of this Agreement, the Option may not be exercised after the expiration of ten (10) years from the Date of Grant.

4. Restrictions on "Non-Vested Shares".

         4.1 Obligation to Resell Non-Vested Shares.

             4.1.1 Repurchase Right Accrues Upon Emplovee's Termination of Employment . On the termination of the Employee's employment with the Company, whether by reason of Employee's voluntary resignation, involuntary termination (with or without cause), or under any other circumstances, the Company (and its assignees as provided in Section 4.2.4 below) shall have the option to repurchase from the Employee, and the Employee shall be obligated to sell to the Company (and to its assignees pursuant to Section 4.2.4 below) all or any portion of the shares of the Common Stock which at the date of the termination of the Employee's employment with the Company are "Non-Vested Shares" (as defined in Section 4.2.1 below) at the price stated in Section 4.2.3 below.

             4.1.2 Repurchase Procedure. The Company shall within forty-five
(45) days after the later of (1) the termination or expiration of exercisability of this option or (2) the date of any termination of the Employee's employment with the Company, give written notice to the Employee or to the Employee's representative, as the case may be, specifying the number of Non-Vested Shares which the Company (or its assignees) is electing to purchase hereunder, and the place and time (which in no event shall be later than forty-fve (45) days from the date of such notice) of the closing of such repurchase, and the Employee shall

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SmartDiskCorporation
Employee Incentive Stock Option Agreement
Page 3

deliver any certificates in the Employee's possession representing Non-Vested Shares to the Company prior to such time.

         4.2 Vesting Schedule.

             4.2.1 Definition of "Non-Vested Shares." The percentage of the shares covered by this Agreement which shall be "Non-Vested Shares" shall be determined solely on the basis of the length of time from the date of this Agreement that the Employee remains in the employ of the Company. Until May 4, 1999, all of the shares covered by this Agreement shall be Non-Vested Shares. Effective upon the aforementioned date, twenty-five percent (25%) of the shares covered by this Agreement shall cease to be Non-Vested Shares. Thereafter, the number of shares constituting Non-Vested Shares at any given time shall be further reduced in twelve (12) quarterly installments, each equal to six and one-quarter percent (6.25%) of the shares subject to this Agreement, with each to be effective as of the 4th day of each of August, November, February and May commencing on August 4, 1999. Therefore, all shares shall be Vested Shares on and after May 4, 2002. For purposes of this Agreement, any reference to Vested Shares" shall mean those shares subject to this Agreement which are no longer "Non-Vested Shares". Notwithstanding the foregoing, all of the Employee's shares subject to this Agreement shall become Vested Shares and none of the shares covered hereby shall remain Non-Vested Shares at such time as the repurchase rights of the Company under this Section 4 have expired.

             4.2.2 Agreement Binds All Securities that May Be Issued. If after the date of issuance of the Common Stock to the Employee upon exercise of the option granted pursuant to the terms hereof, the Company shall issue any additional shares of its Common Stock upon such Common Stock, by way of dividend or stock split or other distribution, or if any shares of capital stock or other securities of the Company or of any other corporation are issued in exchange for, or with respect to, the Common Stock issued hereunder pursuant to any recapitalization, merger, sale of assets, liquidation or other reorganization (collectively, "Reorganization"), regardless of whether the Company shall survive such Reorganization, all of such shares of Common Stock, capital stock and other securities shall be considered to be additional shares acquired by the Employee under this Agreement and shall be ratably subject to all provisions of this Agreement (including, without limitation, this Section 4) as if they had been issued to the Employee hereunder.

             4.2.3 Repurchase Price. The repurchase price under this Section 4 shall be equal to twenty- five cents ($0.25) for each Non-Vested Share being repurchased by the Company (or its assignees), reasonably and ratably adjusted for any stock split, stock dividend or Reorganization. Payment for all shares of Non-Vested Shares repurchased under this Section 4 shall be made by cancellation of the Employee's indebtedness to the Company (if any) or by cash or Company check.

             4.2.4 Assignability of Companv's Rights. The Company may at any time transfer and assign its rights and delegate its obligations under this
Section 4 to any other person, corporation, firm or entity, including its officers, directors or shareholders with or without consideration.

             4.2.5 Prohibition on Transfers of Non-Vested Shares. In addition to the restrictions on transfer set forth elsewhere in this Agreement and in the Notice of Exercise and Investment Representation Statement attached hereto as Exhibit A, the Employee agrees that neither Employee nor Employee's heirs, successors and assigns will have any right or power under any circumstances to sell, transfer (with or without consideration), pledge, assign, hypothecate or dispose of (collectively, "Disposition") any Non-Vested Shares

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SmartDisk Corporation
Employee Incentive Stock Option Agreement
Page 4

or any interest therein, except to the Company (or its assigns as designated in writing to Employee). Any attempted Disposition in breach of this Section 4.2.5 shall be null and void and of no force or effect whatsoever.

             4.2.6 Retention by Company of Certificates Evidencing Non-Vested Shares. Each stock certificate evidencing, in whole or in part, Non-Vested Shares issued to Employee hereunder shall be immediately redelivered by Employee to the Company, together with collateral instruments of transfer executed in blank and escrow instructions in form provided by the Company, to be held by the Company until such time as: (1) such shares are no longer Non-Vested Shares hereunder; and (2) any indebtedness of Employee to the Company with respect to the purchase of the shares under any promissory note issued by Employee (if applicable) has been paid in full. After any and all such indebtedness has been paid in full and the shares have become Vested Shares hereunder, the Company shall, from time to time within sixty (60) days from the date of receipt of Employee's written request therefor, deliver or cause to be delivered to Employee stock certificates evidencing these shares covered by this Agreement which are at that time Vested Shares hereunder. In lieu of formal documentation, as contemplated by the foregoing, the stock certificate may be retained by or on behalf of the Company, subject to a simple letter and executed stock power referencing this Stock Option Agreement and including a statement that the stock certificate will be delivered to the Employee when or as the shares become Vested Shares upon Optionee's written request.

             4.2.7 Change of Control. In the event of a Change of Control (as defined below), one half of the Unvested Shares purchased under this Option shall immediately become Vested Shares as of the consummation of such Change of Control. The vesting that was permissible solely by reason of this Section shall be conditioned upon the consummation of the Change in Control. A "Change of Control" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

                   4.2.7.1 the direct or indirect sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company where the stockholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange.

                   4.2.7.2 a merger or consolidation in which the Company is not the surviving corporation, other than (i) a merger in which the stockholders of the Company before such merger or consolidation retain directly or indirectly, at least a majority of the voting stock of the surviving corporation or the parent corporation of the surviving corporation and the Options are assumed or substituted by the surviving corporation which assumption or substitution shall be binding on Employee, or (ii) a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company and the Options are assumed or substituted by the surviving, continuing, successor or parent corporation, which assumption or substitution shall be binding on the Employee.

                   4.2.7.3 a merger or consolidation in which the Company is the surviving corporation where the stockholders of the Company before such merger or consolidation do not retain, directly or indirectly, at least a majority of the voting stock of the Company after such merger or consolidation.

                   4.2.7.4 the sale, exchange, or transfer of all or substantially all of the assets of the Company other than a sale, exchange, or transfer to one (1) or more subsidiaries of the Company.

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SmartDisk Corporation
Employee Incentive Stock Option Agreement
Page 5

                   4.2.7.S a liquidation or dissolution of the Company.

                   4.2.7.6 any other transaction which qualifies as a "corporate transaction" under Section 424 of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company).

5. Right of First Refusal Applicable to Vested Shares. The Employee and successors in interest to Employee shall not sell, assign, pledge or in any manner transfer any of the Vested Shares of the Common Stock purchased hereunder (Non-Vested Shares being subject to the absolute prohibition on transfers under Section 4.2.5 above), or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except for a transfer which meets the requirements hereinafter set forth.

         5.1 Notice of Proposed Sale. If the Employee desires to sell or otherwise transfer any of his or her Vested Shares of Common Stock, the Employee shall first written notice thereof to the Company. The notice shall name the proposed transferee and state the number of Vested Shares to be transferred, the proposed consideration and all other material terms and conditions of the proposed transfer.

         5.2 Option of Company to Purchase. For forty-five (45) days following receipt of such notice, the Company (and its assignees as provided in Section
5.3 below) shall have the option to elect to purchase all of the shares specified in the notice at the price and upon the terms set forth in such notice; provided that if the terms of payment set forth in the Employee's notice were other than cash against delivery, the Company (and its assignees) shall pay in cash or by check for said shares equal to the fair market value thereof as determined in good faith by the Board, except that to the extent such consideration is composed, in whole or in part, of promissory notes, the Company (and its assignees) shall have the option of similarly issuing promissory notes of like form, tenor and effect.

         Notwithstanding the foregoing, in the event that the Employee disagrees with the determination of fair market value made by the Board, the Employee shall have the right to have such fair market value determined by arbitration in accordance with the rules of the American Arbitration Association. The arbitration shall be held in the county in which the Company has its executive offices.. The cost of the arbitration shall be borne in equal shares by the Company and the Employee. In the event the Company (or its assignees) elects to purchase all of such shares, it shall give written notice to the Employee of its election and settlement for such purchase of shares shall be made as provided below in Section 5.4.

         5.3 Assignability of Companv's Rights Hereunder. The Company may at any time transfer and assign its rights and delegate its obligations under this
Section 5 to any other person, corporation, firm or entity, including its officers, directors or shareholders, with or without consideration.

         S.4 Closing of Company Repurchase. In the event the Company (or its assignees) elects to acquire all Vested Shares of the Employee as specified in the Employee's notice, the Secretary of the Company shall so notify the Employee within forty-five (45) days after receipt of the Employee's notice, and settlement thereof shall be made by cash or as otherwise set forth above within forty-five (45) days after the date the Secretary of the Company gives the Employee notice of the Company's election.

         5.5 Transferred Shares Remain Subject to Restrictions. In the event the Company (or its assignees) do not elect to acquire all of the Vested Shares specified in the Employee's notice, the Employee

SmartDiskCorporation
Employee Incentive Stock Option Agreement
Page 6

may, within the sixty (60) day period following the expiration of the forty-five
(45) day period for electing to exercise the purchase rights granted to the Company (and its assignees) in Section 5.2, transfer the number of Vested Shares in the manner specified in his or her notice. In that event, the transferee, assignee or other recipient shall, as a condition of the transfer of ownership receive and hold such shares subject to the provisions of Sections 5, 6, 11 and 13-22 of this Agreement, and shall execute such documentation as may be requested by the Company, including, but not limited to, an investment representation letter containing provisions similar to those set forth in the Notice of Exercise and Investment Representation Statement attached as Exhibit A hereto.

         5.6 Exceptions to First Refusal Rights. Anything to the contrary contained herein notwithstanding, the following transactions shall be exempt from the provisions of this Section 5 (provided that the transferee shall first agree in writing, satisfactory to the Company, to be bound by the terms and provisions of Sections 5, 6, 11 and 13-22 hereof..

             5.6.1 Transfer to Family Member. The Employee s transfer of any or all Vested Shares held subject to this Agreement (either during the Employee's lifetime or on death by will or the laws of intestate succession) to such Employee's Immediate family, as herein deemed, or to any custodian or trustee for the account of the Employee or his or her Immediate family. "Immediate family" as used herein shall mean spouse, lineal descendants, father, mother, or brother or sister of the Employee.

         5.7 Waivers by the Company. The provisions of this Section 5 may be waived by the Company with respect to any transfer proposed by the Employee only by duly authorized action of the Board.

         5.8 Unauthorized Transfers Void. Any sale or transfer, or purported sale or transfer, of the Vested Shares of Common Stock subject to this Agreement shall be null and void unless the terms, conditions and provisions of this
Section 5 are strictly complied with.

         5.9 Termination of First Refusal Right. The foregoing right of first refusal shall terminate upon the earlier of:

             5.9.1 Public Offering. The date equity securities of the Company are first offered and sold to the public generally pursuant to a registration statement fled with, and declared effective by, the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act"); or

             5.9.2 Acquisition of the Company. Immediately prior to the acquisition of substantially all of the business and assets of the Company by an unaffiliated third park (as determined by the Board), whether by merger, sale of outstanding stock or of the Company s assets, or otherwise, where no express provision is made for the assignment and continuation of the Company's rights hereunder by a new or successor corporation.

6. Agreement to Lock-Up in the Event of Public Offering. In the event of a public offering of the Company's Common Stock pursuant to a registration statement declared effective with the SEC, if requested by the Company or by its underwriters, the Employee agrees not to sell, sell shorts grant any option to buy or otherwise dispose of the shares of Common Stock purchased pursuant to this Agreement (except-for any such shares which may be included in the registration) for a period of up to one hundred eighty (180) days following the consummation date of such offering. The Company may impose stop-transfer instructions with

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SmartDisk Corporation
Employee Incentive Stock Option Agreement
Page 7

respect to the shares of the Common Stock subject to the foregoing restriction until the end of said period. The Employee shall be subject to this Section 6 provided and only if the executive officers and directors of the Company are also subject to similar arrangements.

7. Rights on Termination of Employment. Upon the termination of the Employee's employment with the Company (and with any Parent or Subsidiary corporation of the Company), the Employee's right to exercise this Option shall be limited in the manner set forth in this Section 7 (and this Option shall terminate in the event not so exercised), and shall also be subject to the limitation provided in
Section 3.

             7.1 Death. If the Employee's employment with the Company is terminated because of the death of Employee, the Employee's estate may, for a period of twelve (12) months following the date of such termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination. The Employee's estate shall mean the Employee's legal representative upon death or any person who acquires the right to exercise the Option by reason of such death in accordance with Section 9.2.

             7.2 Retirement. If the Employee's employment is terminated by voluntary retirement at or after reaching sixty-five (65) years of age, the Employee may, within three (3) months following such termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination unless the Employee dies prior thereto, in which event the Employee shall be treated as though the Employee had died on the date of retirement and the provisions of Section 7.1 above shall apply.

             7.3 Disability. If the Employee's employment with the Company is terminated because of a permanent and total disability, the Employee or the Employee's estate may, within twelve (12) months following the date of such termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination unless the Employee dies prior to the expiration of such period, in which event the Employee shall be treated as though his or her death occurred on the date of termination due to such disability and the provisions of Section 7.1 above shall apply. The Employee hereby acknowledges that the favorable tax treatment provided under Section 421 of the Internal Revenue Code may be inapplicable in the event the Option is not exercised within three (3) months after the date of the Employee's termination due to a partial, temporary or other disability not meeting the requirements of Internal Revenue Code Section 22(e)(3).

             7.4 Termination For Cause. If the Employee's employment is terminated for cause, the option granted by this Agreement shall expire on Employee's termination date or at such later time and on such conditions as determined by the Board. For purposes of this paragraph, "cause" shall be defined as the willful breach or habitual neglect of the duties which Employee is required to perform under his employment agreement with Company, or any act of dishonesty, fraud, misrepresentation or other acts of moral turpitude as would prevent the effective performance of Employee's duties.

             7.5 Other Termination. If the Employee's employment with the Company is terminated for any reason other than provided in Sections 7.1, 7.2,
7.3 and 7.4 above, the Employee or the Employee's estate may, within three (3) months after the date of the Employee's termination exercise the Option to the extent it was exercisable by the Employee on the date of such termination.

             7.6 Transfer to Related Corporation. In the event the Employee leaves the employ of the Company to become an employee of any Parent or Subsidiary corporation of the Company or if the Employee leaves the employ of any such Parent or Subsidiary corporation to become an employee of the Company or of

SmartDisk Corporation
Employee Incentive Stock Option Agreement
Page 8

another Parent or Subsidiary corporation, the Employee shall be deemed to continue in the employ of the Company for all purposes of this Agreement.

             7.7 Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth above is prevented because the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities law or other law or regulation, the Option shall remain exercisable until three
(3) months after the date the Employee is notified by the Company that the Option is exercisable, but in any event no later than the expiration of ten (10) years from the Date of Grant. The Company makes no representation as to the tax consequences of any such delayed exercise. The Employee should consult with the Employee's own tax advisor as to the tax consequences to the Employee of any such delayed exercise.

             7.8 Extension if Employee is Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 7 of shares acquired upon the exercise of the Option would subject the Employee to suit under Section 16(b) of the Securities Exchange Act of 1934, as amended, the Option shall remain exercisable until the earliest to occur of (i) the tenth (lOth) day following the date on which a sale of such shares by the Employee would no longer be subject to such suit, (ii) the one hundred and ninetieth (19Oth) day after the Employee's termination of employment, or (iii) the Option Expiration Date.

8. Adjustments upon Changes in Capitalization or Merger.

             8.1 Stock Splits and Similar Events. Subject to any required action by the Company's Board and stockholders, the number of shares of Common Stock covered by the Option and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or combination of such shares or the payment of a stock dividend (but only on the Common Stock) or a recapitalization or any other increase or decrease in the number of such outstanding shares of Common Stock effected without the receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration."

             8.2 Mergers and Acquisitions. Subject to any required action by the Company's Board and stockholders, if the Company shall be the surviving corporation in any merger or consolidation which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning, directly or indirectly, at least a majority of the beneficial interest in the outstanding voting securities of the surviving corporation or its Parent corporation (determined immediately after such merger or consolidation), the Option shall pertain and apply to the securities or other property to which a holder of the number of shares subject to the unexercised portion of this Option would have been entitled. Any of (i) a dissolution or liquidation of the Company or (ii) a sale of all or substantially all its business and assets or (iii) a merger or consolidation in which the Company is not the surviving corporation or which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning, directly or indirectly, less than a majority of the beneficial interest in the outstanding voting securities of the surviving corporation or its Parent corporation (determined immediately after such merger or consolidation) will cause the Option to terminate' unless (a) the agreement of such sale, merger, consolidation or other transaction otherwise provides or (b) a sale on the day preceding the scheduled consummation of such event (the "test date") of shares acquired upon the exercise of the option would subject the Employee to liability under Section 16(b) of the Securities Exchange Act of 1934, as

SmartDisk Corporation
Employee Incentive Stock Option Agreement
Page 9

amended, in which event the Option shall remain exercisable until the earliest to occur of (i) the tenth (lath) day following the date on which a sale of such shares by the Employee would no longer be subject to such liability, (ii) the one hundred and ninetieth (19Oth) day after the test date, or (iii) the Option Expiration Date.

             8.3 Board's Determination Final and Binding Upon Employee. To the extent that the foregoing adjustments in this Section 8 relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. The Company agrees to give notice of any such adjustment to the Employee; provided, however, that any such adjustment shall be effective and binding for all purposes hereof whether or not such notice is given or received.

             8.4 No Rights Except as Expressly Stated. Except as hereinabove expressly provided in this Section 8, no additional rights shall accrue to the Employee by reason of any subdivision or combination of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or of stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares subject to the Option. Neither the Employee nor any person claiming under or through the Employee shall be, or have any of the rights or privileges of, a stockholder of the Company in respect of any of the shares issuable upon the exercise of this Option, unless and until this Option is properly and lawfully exercised and a certificate representing the shares so purchased is duly issued and delivered to the Employee or to his or her estate.

             8.5 No Limitations on Companv's Discretion. The grant of the Option hereby shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

9. Manner of Exercise.

             9.1 General Instructions for Exercise. The Option shall be exercised by the Employee by completing, executing and delivering to the Company the Notice of Exercise and Investment Representation Statement ("Notice of Exercise"), in substantially the form attached hereto as Exhibit A, which Notice of Exercise shall specify the number of shares of Common Stock which the Employee elects to purchase. The Company's obligation to deliver shares upon the exercise of this Option shall be subject to the Employee's satisfaction of all applicable federal, state, local and foreign income and employment tax withholding requirements, if any. Upon receipt of such Notice of Exercise and of payment of the purchase price (and payment of applicable taxes as provided above), the Company shall, as soon as reasonably possible and subject to all other provisions hereof, deliver certificates for the shares of Common Stock so purchased, registered in the Employee's name or in the name of his or her legal representative (if applicable). Payment of the purchase price upon any exercise of the Option shall be by delivery of a combination of cash or a check and a promissory note to the extent permitted by the Plan and under the applicable provisions of the Delaware General Corporation Law and any other law. Subject to the limitations set forth in the immediately preceding sentence, the par value of the shares to which the exercise of the Option relates shall be paid in cash or by check and the balance of the exercise price shall be paid by delivery to the Company of cash, a check or a full recourse secured promissory note, bearing interest at the per annum rate which is not less than the "test rate" as set by the regulations promulgated under Sections 483 or 1274, as applicable, of the Internal Revenue Code and as in effect on the date of exercise. Any such promissory note shall be secured by a

SmartDisk Corporation
Employee Incentive Stock Option Agreement
Page 10

pledge of the shares of Common acquired upon exercise of the Option. If this Option is exercised by Optionee's successor in interest following a transfer of the Option under Sections 9.2 or 10, payment of the purchase price shall be by cash or check and no portion may be paid by such successor's promissory note.

             9.2 Exercise Procedure After Death. To the extent exercisable after the Employee's death, this Option shall be exercised only by the Employee's executor(s) or administrator(s) or the person or persons to whom this Option is transferred under the Employee's will or, if the Employee shall fail to make testamentary disposition of this Option, under the applicable laws of descent and distribution. Any such transferee exercising this Option must furnish the Company with (1) written Notice of Exercise and relevant information as to his or her status, (2) evidence satisfactory to the Company to establish the validity of the transfer of this Option and compliance with any laws or regulations pertaining to said transfer, and (3) written acceptance of the terms and conditions of this Option as contained in this Agreement.

10. Non-Transferable. The Option shall, during the lifetime of the Employee, be exercisable only by the Employee and shall not be transferable or assignable by the Employee in whole or in part other than by will or the laws of descent and distribution. If the Employee shall make any such purported transfer or assignment of the Option, such assignment shall be null and void and of no force or effect whatsoever.

11. Compliance with Securities and Other Laws. The Option may not be exercised and the Company shall not be obligated to deliver any certificates evidencing shares of Common Stock hereunder if the issuance of shares upon such exercise would constitute a violation of any applicable requirements of: (i) the Securities Act, (ii) the Securities Exchange Act of 1934, as amended, (iii) applicable state securities laws, (iv) any applicable listing requirement of any stock exchange on which the Company's Common Stock is then listed, and (v) any other law or regulation applicable to the issuance of such shares. Nothing herein shall be construed to require the Company to register or qualify any securities under applicable federal or state securities laws, or take any action to secure an exemption from such registration and qualification for the issuance of any securities upon the exercise of the Option. Shares of Common Stock issued upon exercise of this Option shall include the following legends and such other legends as in the opinion of the Company's counsel may be required by applicable federal, state and foreign securities laws:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS (INCLUDING CERTAIN REPURCHASE RIGHTS UPON TERMINATION OF EMPLOYMENT WITH THE COMPANY) CONTAINED IN A STOCK OPTION AGREEMENT, DATED MAY 4, 1998, A COPY OF WHICH IS ON FILE WITH THE COMPANY.

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

SmartDisk Corporation
Employee Incentive Stock Option Agreement
Page ll

12. No Right to Continue Employment. Nothing contained in this Agreement shall:
(i) confer upon the Employee any right with respect to the continuance of his or her employment agreement with the Company, or by any Parent or Subsidiary corporation of the Company, or (ii) limit in any way the right of the Company, or of any Parent or Subsidiary corporation, to terminate the Employee's employment at any time. Except to the extent the Company and the Employee shall have otherwise agreed in writing, the Employee's employment shall be terminable by the Company (or by a Parent or Subsidiary, if applicable) at will. Subject to
Section 13, the Board in its sole discretion shall determine whether any leave of absence or interruption in employment (including an interruption during military service) shall be deemed a termination of employment for the purposes of this Agreement.

13. Leave of Absence. For purposes hereof, the Employee's employment shall not be deemed to terminate if the Employee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Employee's employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Employee's right to reemployment remains guaranteed by statute or contract. Notwithstanding the foregoing, however, a leave of absence shall be treated as employment for purposes of Section 3 if and only if the leave of absence is designated by the Company as (or required by law to be) a leave for which vesting credit is given.

14. Committee of the Board. In the event that the Plan is administered by a committee of the Board (the "Committee"), all references herein to the Board shall be construed to mean the Committee for the period(s) during which the Committee administers the Plan.

15. Option Subject to Terms. of Plan. In addition to the provisions hereof, this Agreement and the Option are governed by, and subject to the terms and conditions of, the Plan. The Employee acknowledges receipt of a copy of the Plan (a copy of which is attached hereto as Exhibit B). The Employee represents that he or she is familiar with the terms and conditions of the Plan, and hereby accepts the Option subject to all of the terms and conditions thereof, which terms and conditions shall control to the extent inconsistent in any respect with the provisions of this Agreement. The Employee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Board as to any questions arising under the Plan or under this Agreement.

16. Notices. All notices and other communications of any kind which either party to this Agreement may be required or may desire to serve on the other party hereto in connection with this Agreement shall be in writing and may be delivered by personal service or by registered or certified mail, return receipt requested, deposited in the United States mail with postage thereon fully prepaid, addressed to the other party at the addresses indicated on the signature page hereof or as otherwise provided below. Service of any such notice or other communication so made by mail shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever is earlier in time. Either party may from time to time, by notice in writing served upon the other as aforesaid, designate a different mailing address or a different person to which such notices or other communications are thereafter to be addressed or delivered.

17. Further Assurances. The Employee shall, upon request of the Company,. take all actions and execute all documents requested by the Company which the Company deems to be reasonably necessary to effectuate the terms and intent of this Agreement and, when required by any provision of this Agreement to transfer all or any portion of the Common Stock purchased hereunder to the Company (and its assignees), the

SmartDiskCorporation
Employee Incentive Stock Option Agreement
Page 12

Employee shall deliver such Common Stock endorsed in blank or accompanied by Stock Assignments Separate from Certificate endorsed in blank, so that title thereto will pass by delivery alone. Any sale or transfer by the Employee of the Common Stock to the Company (and its assignees) shall be made free of any and all claims, encumbrances, liens and restrictions of every kind, other than those imposed by this Agreement.

18. Notice of Sales Upon Disqualifving Disposition. The Employee shall dispose of the shares acquired pursuant to the Option only in accordance with the provisions of this Agreement. In addition, the Employee shall promptly notify the Chief Financial Officer of the Company if the Employee disposes of any of the shares acquired pursuant to the Option within one (1) year from the date the Employee exercises all or part of the Option or within two (2) years of the Date of Grant of this Option. Until such time as the Employee disposes of such shares in a manner consistent with the provisions of this Agreement, the Employee shall hold all shares acquired pursuant to the Option in the Employee's name (and not in the name of any nominee) for the one (l)-year period immediately after exercise of the Option and the two (2)year period immediately after the Date of Grant of this Option. At any time during the one (1)-year or two (2)-year periods set forth above, the Company may place a legend or legends on any certificate or certificates representing shares acquired pursuant to the Option requesting the transfer agent for the Company's stock to notify the Company of any such transfers. The obligation of the Employee to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate or certificates pursuant to the preceding sentence.

19. Successors. Except to the extent the same is specifically limited by the terms and provisions of this Agreement, this Agreement is binding upon the Employee and the Employee's successors, heirs and personal representatives, and upon the Company, its successors and assigns.

20. Termination or Amendment. Subject to the terms and conditions of the Plan, the Board may terminate or amend the Plan and/or the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Employee unless such amendment is required to enable the Option to qualify as an Incentive Stock Option.

21. Integrated Agreement. This Agreement and the Plan constitute the entire understanding and agreement of the Employee and the Company with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties between the Employee and the Company other than those set forth or provided for herein. To the extent contemplated herein, the provisions of this Agreement shall survive any exercise of the Option and shall remain in full force and effect.

22. Other Miscellaneous Terms. Titles and captions contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, irrespective of its choice of law principles.

23. Independent Tax Advice. The Employee agrees that he or she has obtained or will obtain the advice of independent tax counsel (or has determined not to obtain such advice, having had adequate opportunity to do so) regarding the federal and state income tax consequences of the receipt and exercise of the Option and of the disposition of Common Stock acquired upon exercise hereof. The Employee acknowledges that he or she has not relied and will not rely upon any advice or representation by the Company or by its employees or representatives with respect to the tax treatment of the Option.

SmartDiskCorporation
Employee Incentive Stock Option Agreement
Page 13

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first hereinabove written.

COMPANY:                                 EMPLOYEE:

SMARTDISK CORPORATION,                   /s/ Quresh Sachee
a Delaware corporation                   ---------------------------------------
                                             Quresh Sachee

By: /s/ Michael S. Battaglia             Name Printed: Quresh Sachee
    ------------------------
        Michael S. Battaglia             Social Security No. ###-##-####
        Chief Executive Officer

Address: SmartDisk Corporation           Address: 3506 Mercantile Ave
         2506 Mercantile Avenue                   Naples, FL 34104-3310
         Naples, FL 34104-3310

                              SCHEDULE OF EXHIBITS

Exhibit A: Form of Notice of Exercise and Investment
           Representation Statement for Employee
           Incentive Stock Option Agreement

Exhibit B: 1998 Employee Stock Option Plan

                                   EXHIBIT A

                           FORM OF NOTICE OF EXERCISE
                                      AND
                    INVESTMENT REPRESENTATION STATEMENT FOR
                   EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT

SmartDisk Corporation
3506 Mercantile Avenue
Naples, FL 34104-3310
Attention: Corporate Secretary

Re: Notice of Exercise of Stock Option

Ladies and Gentlemen:

         I hereby exercise, as of ____________, my stock option (granted May 4, 1998) to purchase ________ (_____) shares (the "Option Shares") of the Common Stock of SmartDisk Corporation, a Delaware corporation (the "Company"). Payment of the option price of ________ Dollars ($_____) is made as follows: (i) a check, dated ________, in the amount of _____ Dollars ($_____ ) is attached to this notice in payment of the par value of the Common Stock (the par value of the Common Stock being $0.001 per share); and (ii) a Full Recourse Secured Promissory Note in the amount of _______________ Dollars ($_____ ), bearing interest at the rate specified therein, together with the Pledge and Security Agreement pertaining thereto, is delivered herewith.

         As a condition to this notice of exercise, I hereby make the following representations and agreements:

         Investment Representation Statement.

         1. I am purchasing the Option Shares for investment for my own account only and not with a view to, or for resale in connection with, any "distribution" thereof. I am aware of the Company's business affairs and financial condition and have had access to such information about the Company as I have deemed necessary or desirable to reach an informed and knowledgeable decision to acquire the Option Shares.

         2. I understand that the Option Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), or qualified or registered under the blue sky law of any state (the "Law"), by reason of specific exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the "Commission"), the statutory basis for one such exemption may not exist if my representation means that my present intention is to hold the Option Shares for a minimum capital gains period under the tax laws, for a deferred sale, for a market rise, for a sale if the market does not rise, or for a year or any other fixed period in the future.

         3. I acknowledge and agree that the Option Shares are restricted securities which must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. I further acknowledge and understand that the Company is under no obligation to register the Option Shares.

Employee Incentive Stock Option Agreement
Exhibit A
Page 2

         4. I am aware of the adoption of Rule 144 by the Commission, which permits limited public resale of securities acquired in a non-public offering, subject to the satisfaction of certain conditions, including, among other things, the availability of certain current public information about the issuer, the passage of not less than one (1) year after the holder has purchased and paid for the securities to be sold, effectuation of the sale on the public market through a broker in an unsolicited "brokers' transaction" or to a "market maker," and compliance with specified limitations on the amount of securities to be sold (generally, one percent (I %) of the total amount of common stock outstanding) during any three (3)-month period, except that such conditions need not be met by a person who is not an affiliate the Company at the time of sale and has not been an affiliate for the preceding three (3) months if the securities to be sold have been beneficially owned by such person for at least two (2) years prior to their sale.

         5. I understand that the Company currently does not, and at the time I wish to sell the Option Shares may not, satisfy the current public information requirement of Rule 144 and, consequently, I may be precluded from selling the Option Shares under Rule 144 even if the one (1)-year minimum holding period has been satisfied.

         6. I further understand that if all of the requirements of Rule 144 are not met, compliance with Regulation A or some other exemption from registration will be required; and that, although Rule 144 is not exclusive, the Staff of the Commission has expressed its opinion that persons proposing to sell restricted securities other than in a registered offering and other than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and . that such persons and the brokers who participate in such transactions do so at their own risk.

         7. I further understand that the certificate(s) representing the Option Shares, whether upon initial issuance or any transfer thereof, shall bear on their face legends, prominently stamped or printed thereon in capital letters, reading as follows:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS aNCLUDING CERTAIN REPURCHASE RIGHTS UPON TERMINATION OF EMPLOYMENT WITH THE COMPANY) CONTAINED IN A STOCK OPTION AGREEMENT, DATED MAY 4, 1998, A COPY OF WHICH IS ON FILE WITH THE COMPANY.

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

         8. I further understand that in order to obtain the benefits of incentive stock option treatment under Section 421 of the Internal Revenue Code, no sale or other disposition may be made of any Option Shares for at least one
(1) year after the date of the issuance of such Option Shares upon exercise hereunder and for at

Employee Incentive Stock Option Agreement
Exhibit A
Page 3

least two (2) years after the Date of Grant of the Option. I shall promptly notify the Company in writing in the event that I sell or otherwise dispose of any Option Shares before the expiration of such periods. I further understand that I may suffer adverse tax consequences as a result of my purchase or disposition of the Option Shares. I represent that I have consulted with any tax consultant(s) I deem advisable in connection with the purchase or disposition of the Option Shares and that I am not relying on the Company for any tax advice.

         IN WITNESS WHEREOF, the undersigned has executed this Notice of Exercise as of the date set forth below.


                                         Signed:________________________________


                                         Dated:_________________________________

                                   EXHIBIT D

                            CONFIDENTIALITY AGREEMENT

         This Confidentiality Agreement is entered into this ___ day of ______________, by and between SmartDisk Corporation (hereafter "SDC"), and
________________________________, (hereafter "Employee"), and is made a part of, and shall be incorporated into as Exhibit , the Employment Agreement between SDC and Employee.

1.  Confidential Disclosure.

         a. Employee acknowledges that he/she will, during the course of his/her employment by SDC, be exposed to confidential information and materials relating to SDC, its business and methods of doing business, and to confidential information and materials of or pertaining to clients of SDC. Such information includes, but is not limited to, trade secrets, proprietary material and knowledge, marketing and development ideas and plans, software program source and object codes, date files, confidential methods, operations, ideas, plans, and the terms of this Agreement.

         b. Employee agrees that he/she will preserve and maintain the privacy of all such confidential information received during the course of his/her employment by SDC, will discuss or disclose the same only as necessary during the normal course of employment, and then only to other employees of SDC as necessary. In the event extraordinary or unusual business circumstances require confidential information to be discussed with or disclosed to third parties other than the client, Employee shall obtain prior authorization of an officer of SDC before making such disclosure.

2.  Inventions, Discoveries, and Developments.

         Employee's rights, title, equities and interests in and to every invention, discovery and development which Employee conceives or develops, whether alone or together with others, while in the employment of SDC, or during the course of Employee's use of any funds, space or facilities of SDC, shall be determined in accordance with the following:

         a. Employee shall promptly notify an officer of SDC with respect to each such invention, discovery and development.

         b. If requested by SDC, and at the expense of SDC, Employee shall execute all instruments and take all other action, including without limitation, the furnishing of information reasonably requested by SDC, to:

                  1) Assign to SDC or its designee all Employee's rights, title, equities and interests, including without limitation all patent rights, in and to each such invention, discovery and development except those inventions, discoveries and developments as to which SDC has determined, in writing, that exclusive property therein belongs to, and may be retained by, Employee;

                  2) Assist SDC and any designee thereof in their respective efforts to secure, maintain, extend and enforce domestic and foreign patent protection, and to effect other legal protection for any such invention, discovery or development;

         c. Employee shall comply with all temporary restrictions on publication of writings relating to such inventions, discoveries and developments which are required by any client or sponsor of a project in connection with the activities of SDC.

3.  Survival

         The agreements made by Employee and SDC under Paragraph 1 and 2 above shall continue until terminated by mutual agreement and shall extend to the successors and assigns of SDC, and assigns of the Employee.

Agreed to and accepted:

SmartDisk Corporation

By
   --------------------------------



-----------------------------------
Employee